UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 7, 2010

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

Terminal Drive, Plainview, New York  11803

(Address of principal executive offices)

(516) 677-0200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01   Completion of Acquisition or Disposition of Assets.

On October 7, 2010, Veeco Instruments Inc. completed the sale of its metrology business to Bruker Corporation, for $229.4 million in cash.  A copy of the press release announcing the closing of the transaction is furnished as Exhibit 99.1 to this report.

Item 9.01   Financial Statements and Exhibits.

(b)           Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K is furnished as Exhibit 99.2 to this report.

(d)           Exhibits.

Exhibit	Description

99.1	Press release issued by Veeco dated October 7, 2010

99.2	Pro Forma Financial Statements of Veeco Giving Effect to the Divestiture of Veeco’s Metrology Business and Related Assets and Liabilities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEECO INSTRUMENTS INC.

October 14, 2010	By:	/s/ Gregory A. Robbins
Gregory A. Robbins
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1	Press release issued by Veeco dated October 7, 2010

99.2	Pro Forma Financial Statements of Veeco Giving Effect to the Divestiture of Veeco’s Metrology Business and Related Assets and Liabilities.